Exhibit 32.1

CERTIFICATION

In connection with the quarterly report of U.S. Geothermal Inc. (the “Registrant”) on Form 10-Q for the period ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas J. Glaspey, Interim Chief Executive Officer of the Registrant, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 10, 2017

/s/ Douglas J. Glaspey
Douglas J. Glaspey
Interim Chief Executive Officer